UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A (Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): February 24, 2017

EHEALTH, INC. (Exact Name of Registrant as Specified in its Charter)

Delaware	001-33071	56-2357876
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)
440 EAST MIDDLEFIELD ROAD
MOUNTAIN VIEW, CALIFORNIA 94043
(Address of principal executive offices)    (Zip Code)

(650) 584-2700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
On February 24, 2017, eHealth, Inc. issued an earnings release announcing its financial results for the quarter and year ended December 31, 2016. A copy of the earnings release was furnished with a Current Report on Form 8-K filed on February 24, 2017 (the “Original 8-K”). This Amendment No. 1 on Form 8-K/A is being filed to amend Items 2.02 and 9.01 of the Original 8-K, solely for the purpose of correcting an error related to the information provided for the expected non-GAAP net loss per share, as described below.

Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition.

On February 24, 2017, eHealth, Inc. (the “Company”) issued an earnings release announcing its financial results for the quarter and year ended December 31, 2016 (the “Original Press Release”). Information regarding the expected GAAP net loss per share was mischaracterized in the Original Press Release as expected non-GAAP net loss per share. On February 27, 2017, the Company issued a corrected earnings release including such information, as corrected (the “Corrected Press Release”). This misstatement did not impact any of the Company’s other earnings release disclosures nor was there any impact to the Company’s GAAP financial statements.
A copy of the Corrected Press Release, which indicates the expected GAAP net loss per share and corrected expected non-GAAP net loss per share on page 1, is furnished as Exhibit 99.1 to this Amendment No. 1 on Form 8-K/A and is incorporated herein by reference. For convenience the expected GAAP net loss per share and corrected expected non-GAAP net loss per share are also excerpted below (with original reported expected non-GAAP net loss per share struck and expected GAAP net loss per share and corrected expected non-GAAP net loss per share in bold type).

•	~~Non-GAAP net loss per share (d) is expected to be in the range of $(1.49) to $(1.59) per share.~~

•	GAAP net loss per share is expected to be in the range of ($1.49) to $(1.59) per share.

•	Non-GAAP net loss per share (d) is expected to be in the range of $(1.06) to $(1.17) per share.

(d) Non-GAAP net loss per share is calculated by excluding stock-based compensation expense, intangible asset amortization expense, restructuring (charge) benefit and the estimated tax benefit relating to these expenses to GAAP net income (loss).

The information in Item 2.02 of this Current Report on Form 8-K/A and the exhibits attached hereto are intended to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. Except as shall be expressly set forth by specific reference in such filing, the information contained herein and in the accompanying exhibits shall not be incorporated by reference into any filing with the Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

This Current Report on 8-K/A and the Corrected Press Release attached as Exhibit 99.1 contain statements that are forward-looking statements as defined within the Private Securities Litigation Reform Act of 1995. In addition to the statements identified in the Corrected Press Release, these include statements regarding future events and our guidance for the full year ending December 31, 2017, including our guidance for GAAP net loss per share and Non-GAAP net loss per share. These forward-looking statements are inherently subject to various risks and uncertainties that could cause actual results to differ materially from the statements made, including risks associated with the impact of healthcare reform; our ability to retain existing members and enroll a large number of new members during the annual healthcare reform open enrollment period and Medicare annual enrollment period; the impact of annual enrollment period for the purchase of individual and family health insurance and its timing on our recognition of revenue; our ability to sell qualified health insurance plans to subsidy-eligible individuals and to enroll subsidy eligible individuals through government-run health insurance exchanges; decreased conversion rates for health insurance exchange enrollments as a result of the federal exchange changes to enrollment; competition, including competition from government-run health insurance exchanges; seasonality of our business and the fluctuation of our operating results; our ability to retain existing members and limit member turnover; changes in consumer behaviors and their selection of individual and family health insurance products, including the selection of products for which we receive lower commissions; a reduction of product offerings among carriers and the resulting impact on our commission revenue; carriers exiting the market of selling individual and family health insurance and the resulting impact on our supply and commission revenue; our ability to execute on our growth strategy in the Medicare and small business health insurance markets; the impact of increased health insurance costs on demand; our ability to timely receive and accurately predict the amount of commission payments from health insurance carriers; timing of commission payments from health insurance carriers; medical loss ratio requirements; delays in our receipt of items required to recognize Medicare revenue; changes in member conversion rates; our ability to accurately estimate membership; our relationships with health insurance carriers; customer concentration and consolidation of the health insurance industry; our success in marketing and selling health insurance plans and our unit cost of acquisition; our ability to hire, train and retain licensed health insurance agents and other employees; the need for health insurance carrier and regulatory approvals in connection with the marketing of Medicare-related insurance products; costs of acquiring new members; scalability of the Medicare business; lack of membership growth and retention rates; consumers satisfaction of our service; changes in competitive landscape; our ability to attract and to convert online visitors into paying members; changes in products offered on our ecommerce platform; changes and reductions in commission rates; maintaining and enhancing our brand identity; our ability to derive desired benefits from investments in our business, including membership growth initiatives; dependence on acceptance of the Internet as a marketplace for the purchase and sale of health insurance; reliance on marketing partners; timing of receipt and accuracy of commission reports; payment practices of health insurance carriers; dependence on our operations in China; changes in laws and regulations, including in connection with healthcare reform and/or with respect to the marketing and sale of Medicare plans; compliance with insurance and other laws and regulations; exposure to security risks; and the performance, reliability and availability of our ecommerce platform and underlying network infrastructure.  Other factors that could cause operating, financial and other results to differ are described in the Company’s most recent Quarterly Report on Form 10-Q or Annual Report on Form 10-K filed with the Securities and Exchange Commission and available on the investor relations page of the Company’s website at http://www.ehealthinsurance.com and on the Securities and Exchange Commission’s website at www.sec.gov. The Company does not undertake any obligation to update any forward-looking statement to conform the statement to actual results or changes in expectations.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
99.1	Corrected Press Release of eHealth, Inc. dated February 27, 2017 (eHealth, Inc. Announces Fourth Quarter and Fiscal 2016 Results)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 27, 2017	/s/ Jay W. Jennings

Jay W. Jennings
SVP, Finance and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Corrected Press Release of eHealth, Inc. dated February 27, 2017 (eHealth, Inc. Announces Fourth Quarter and Fiscal 2016 Results)